SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FRANKLIN WIRELESS CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

The sole purpose of this filing is to supplement the Proxy Statement filed November 9, 2020 is to include:

The Notice of Annual Shareholders Meeting and Internet Availability of Documents.

www.mountainsharetransfer.com

Franklin Wireless Corp. Notice of Annual Shareholders Meeting

Shareholder ID:	Control ID:

Date: December 22, 2020	Time: 2:00 p.m. Pacific Time
Location: 9707 Waples Street, Suite 150, San Diego, CA 92121

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. THE PROXY STATEMENT IS AVAILABLE AT: WWW.MOUNTAINSHARETRANSFER.COM/FKWL If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before December 2nd, 2020

How to Request Paper Copies of the Proxy Materials:

Facsimile	Internet	Email
Fax this letter to (404) 816-8830	www.mountainsharetransfer.com/fkwl Follow the on-screen instructions	vote@mountainsharetransfer.com Include your Shareholder ID

How to Vote (you may vote until 11:59 p.m. Pacific Time on December 21st, 2020):

1.	By Internet: Please visit www.mountainsharehtransfer.com/fkwl
2.	By Facsimile: Please fax a signed Proxy Card to (404) 816-8830
3.	By Email: Please email a copy of a signed Proxy Card to: vote@mountainsharetransfer.com

VOTING ITEMS:

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees: 01) OC Kim 02) Gary Nelson 03) Joon Won Jyoung 04) Johnathan Chee 05) Heidy Chow

The Board of Directors recommends that you vote FOR the following proposal:

2.	To ratify the appointment of Benjamin & Ko as the Company's independent registered public accounting firm for the 2021 fiscal year.

The Board of Directors recommends that you vote FOR the following proposal:

3.	To ratify the Franklin Wireless 2020 Stock Option Plan

The Board of Directors recommends that you vote FOR the following proposal:

4.	Approval of Resolution Approving the Compensation of the Company’s Named Executive Officers

The Board of Directors recommends that you vote for Three (3) years on the following proposal:

5.	How frequently a non-binding shareholder vote on the compensation of our named Executive Officers should occur.

Pursuant to Securities Exchange Commission (SEC) rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Please follow the instructions above to view the materials and vote or request printed copies.

The Board of Directors has fixed the close of business on October 26th, 2020 as the record date for the determination of stockholders entitled to receive notice of the annual meeting and to vote the shares of our common stock, par value $0.001 per share, they held on that date at the meeting, or any postponement or adjournment of the meeting.

Please Note: THIS IS NOT A PROXY CARD. YOU CANNOT VOTE BY RETURNING THIS CARD

2030 Powers Ferry Road SE Suite 212 Atlanta GA. 30339 Office (404)-474-3110 Fax (404)-816-8830